UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2007
WOLVERINE TUBE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12164	63-0970812
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification Number)

200 Clinton Avenue West, Suite 1000
Huntsville, Alabama	35801
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (256) 353-1310
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
Signature
Exhibit Index
Ex-99.1 Press Release

Item 2.02 Results of Operations and Financial Condition.
     On March 14, 2007, Wolverine Tube, Inc. (“the Company”) issued a press release announcing the Company’s earnings for the three-month period ended December 31, 2006 and for the full year of 2006. The press release is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.
Item 9.01(d) Financial Statements and Exhibits.
(a) Financial statements of business acquired — Not applicable.
(b) Pro forma financial information — Not applicable.
(c) Exhibits.

Exhibit No.	Description
99.1	Press release, dated March 14, 2006, issued by Wolverine Tube, Inc. announcing the Company’s earnings for the three-month period ended December 31, 2006 and for the full year of 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Date: March 14, 2007

WOLVERINE TUBE, INC.
By:	/s/ James E. Deason
James E. Deason
Senior Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated March 14, 2006, issued by Wolverine Tube, Inc. announcing the Company’s earnings for the three-month period ended December 31, 2006 and for the full year of 2006.

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